Fidelity®

Target Timeline®

2003

Semiannual Report

January 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equity markets got off to a fine start in the early weeks of 2003, then pulled back sharply on war fears and concerns about the pace of the economy. While the vast majority of 2003 is still before us, January's decline disappointed investors hoping to avoid a fourth straight down year for stocks. In the debt markets, corporates and high-yield bonds have been the best performers in recent months.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at a fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended January 31, 2003	Past 6 months	Past 1 year	Past 5 years	Life of fund
Target Timeline® 2003	2.14%	4.31%	31.76%	48.25%
LB Aggregate Bond	5.05%	9.46%	42.15%	62.76%
U.S. Treasury Strips (8/15/03 and 11/15/03)	0.95%	3.68%	34.72%	51.64%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on February 8, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. You can also compare the fund to the average of the total returns of U.S. Treasury Strips maturing on 8/15/03 and 11/15/03, which reflects the performance of zero-coupon bonds with maturities similar to the fund's. These benchmarks reflect reinvestment of dividends and capital gains, if any.

Average Annual Total Returns

Periods ended January 31, 2003	Past 1 year	Past 5 years	Life of fund
Target Timeline 2003	4.31%	5.67%	5.80%
LB Aggregate Bond	9.46%	7.29%	7.22%
U.S. Treasury Strips (8/15/03 and 11/15/03)	3.68%	6.14%	6.14%

Average annual total returns take the fund's cumulative return and show what would have happened if the fund performed at a constant rate each year.

Semiannual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Target Timeline® 2003 on February 8, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Aggregate Bond Index and the U.S. Treasury Strips (8/15/03 and 11/15/03) did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Semiannual Report

Total Return Components

	Six months ended January 31,	Years ended July 31,
	2003	2002	2001	2000	1999	1998
Dividend returns	1.61%	4.51%	6.98%	7.18%	6.99%	7.17%
Capital returns	0.53%	0.11%	4.74%	-2.48%	-4.23%	0.83%
Total returns	2.14%	4.62%	11.72%	4.70%	2.76%	8.00%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended January 31, 2003	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.53¢	15.22¢	35.17¢
Annualized dividend rate	3.12%	3.17%	3.70%
30-day annualized yield	1.53%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.55 over the past one month, $9.53 over the past six months and $9.51 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses, the yield would have been 1.43%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The investment-grade debt market offered solid returns during the six-month period ending January 31, 2003, but it also experienced significant volatility. Land mines and credit downgrades were rampant in the corporate sector, mortgage securities were pressured by record waves of refinancing, and yields on the benchmark 10-year Treasury note hit a 44-year low. Despite the volatility, every investment-grade debt benchmark had a positive return. Overall, the economic and geopolitical environment was well-suited for fixed-income investors. Interest rates stood at 40-year lows, inflation was virtually nil, equity markets were tumbling and economic growth was anemic. Fears of war with Iraq also drove investors to high-quality debt. With that as a backdrop, the Lehman Brothers® Aggregate Bond Index - a popular measure of taxable bond performance - returned 5.05% for the past six months. Corporates rallied strongly late in the period and finished as the best absolute performers, as the Lehman Brothers Credit Bond Index jumped 8.10%. Treasuries and agency bonds also fared well, with the Lehman Brothers Treasury and U.S. Agency indexes advancing 5.08% and 4.51%, respectively. Although prepayments spiked to all-time highs, institutional demand for mortgage-backed bonds remained high, and the Lehman Brothers Mortgage-Backed Securities Index gained 3.13% over the past six months.

(Portfolio Manager photograph)
An interview with Ford O'Neil, Portfolio Manager of Fidelity Target Timeline 2003

Q. How did the fund perform, Ford?

A. For the six months ending January 31, 2003, the fund returned 2.14%. In comparison, U.S. Treasury Strips maturing at approximately the same times as the fund (August and November 2003) averaged 0.95%, while the Lehman Brothers Aggregate Bond Index returned 5.05%. For the year ending January 31, 2003, the fund returned 4.31%, while the U.S. Treasury Strips and Lehman Brothers index returned 3.68% and 9.46%, respectively.

Q. What dictated fund results during the past six months?

A. My continued emphasis on the spread sectors - namely corporate and government agency securities - paid off relative to the Treasury Strips amid a more positive environment for riskier assets. Having more than half of the fund invested in higher-yielding agency issues helped, as they outpaced Treasuries with similar interest rate characteristics, but it was our corporate bonds that drove performance. While the fund's heavy weighting in corporates hurt results for most of 2002, it was a home run during the fourth quarter - particularly in November, one of the best months ever for the sector. During that period, yield spreads narrowed sharply from record-wide levels in response to the Federal Reserve Board's half-point rate cut, expectations for fiscal stimulus, an improved economic outlook and a stronger stock market. Longer-duration corporates fared the best, and our underexposure to them - coupled with not owning solid-performing mortgage securities - hurt versus the Lehman Brothers index.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What were your core strategies?

A. Given how low interest rates had fallen, I was comfortable focusing almost exclusively on high-quality agency and corporate securities based on their superior return potential relative to Treasuries. Although short-term rates trended lower, the yield advantage gained from overweighting these sectors plus the capital appreciation from spread tightening overwhelmed the rally in government bonds. Since I remained concerned about asset flows into and out of the fund, I had a higher-than-normal weighting in agencies for liquidity reasons. Usually when the fund approaches maturity, I raise its stake in shorter-duration corporates because they generally offer higher yields than comparable-duration Treasuries and exhibit less volatility than long-term securities. However, spread moves were so volatile during the period - particularly at the front, or short, end of the curve - that I stopped adding corporates, feeling the portfolio was well-positioned in the current environment.

Q. How did you navigate the volatility in the corporate market?

A. Security selection was critical. Assuming a more conservative posture helped given heightened credit risk and increased short-selling activity by institutional investors. While I didn't do too much trading as the fund entered its maturity phase, I sold some corporates with maturities beyond 2003 that hit our relative value targets and that we felt were vulnerable to credit deterioration. Equally important was holding on to the names we felt had the potential to rebound. Thanks to good research and credit analysis, we owned several telecommunications, gas utility and diversified financial issues that performed strongly during the period. At the same time, we had only one security in the entire portfolio with a negative return, and it was a very small position. Another minor detractor was our yield-curve positioning. Our barbell strategy of owning securities with both shorter and longer maturities than those of the benchmark - which is bulleted, or concentrated in one area of the yield curve - worked against us as the short end of the curve steepened due to the November rate cut. However, without the barbell, we wouldn't have owned any longer-duration corporates.

Q. What's your outlook?

A. Steady as she goes from here. As the portfolio winds down, my focus is on trying to stay close to the benchmark's duration and keeping the fund as fully invested as I feel is appropriate. I'll continue to assess the bonds that mature beyond 2003 and look to sell those that I feel are overvalued, replacing them with cash or short-term agency obligations.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: definable returns over the life of the fund by investing mainly in investment-grade quality debt securities whose average duration is approximately equal to the fund's maturity

Fund number: 383

Trading symbol: FTARX

Start date: February 8, 1996

Size: as of January 31, 2003, more than $114 million

Manager: Ford O'Neil, since 1998; co-manager, Fidelity VIP: Asset Manager Portfolios, since 2001; manager, various Fidelity bond funds; joined Fidelity in 1990

3

Ford O'Neil reiterates the importance of investing until maturity:

"This fund should be held until maturity and not be used as a short-term trading opportunity. That is, investors shouldn't sell the fund before maturity on the basis that the Fed may raise interest rates. Nor should they stock up on the fund in anticipation of corporate spreads tightening. This is not what the fund is designed for. There are many other investment options out there that are better equipped to meeting those objectives.

"I can't stress enough the importance of holding this investment until maturity. Just give the fund time and let it do the work for you. If I do my job right, most bonds will mature at par, or face value. If so, any short-term spread widening that the fund had to tolerate during the holding period will all come back to the shareholder's benefit at the end. As has been the case in previous periods, heavy money flows in either direction prior to maturity can lead to suboptimal positioning - and, at times, underperformance - of the fund."

  Target Timeline 2003 is closed to new accounts. However, current shareholders can still make additional purchases in their existing accounts. The fund will reach its target maturity on September 30, 2003, and will be liquidated shortly thereafter.

Semiannual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of January 31, 2003	As of July 31, 2002
U.S. Governments 55.1%	U.S. Governments 49.2%
AAA 0.5%	AAA 0.5%
AA 8.5%	AA 8.0%
A 12.8%	A 14.6%
BBB 11.6%	BBB 13.9%
BB and Below 0.4%	BB and Below 1.0%
Short-term Investments and Net Other Assets 11.1%	Short-term Investments and Net Other Assets 12.8%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of January 31, 2003
6 months ago
Years	0.9	1.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of January 31, 2003
6 months ago
Years	0.8	1.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of January 31, 2003 *		As of July 31, 2002 **
	Corporate Bonds 29.7%		Corporate Bonds 33.9%
	U.S. Government and Government Agency Obligations 55.1%		U.S. Government and Government Agency Obligations 49.2%
	Other Investments 4.1%		Other Investments 4.1%
	Short-Term Investments and Net Other Assets 11.1%		Short-Term Investments and Net Other Assets 12.8%
* Foreign investments	11.4%	** Foreign investments	10.8%

Semiannual Report

Investments January 31, 2003

(Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 29.7%
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.9%
DaimlerChrysler NA Holding Corp. 7.75% 5/27/03	$ 1,000,000	$ 1,015,554
Media - 1.6%
News America Holdings, Inc. 8.5% 2/15/05	710,000	764,768
TCI Communications, Inc. 6.375% 5/1/03	1,000,000	999,969
Time Warner, Inc. 7.75% 6/15/05	111,000	119,894
		1,884,631
Multiline Retail - 0.4%
Dayton Hudson Corp. 7.5% 7/15/06	375,000	428,646
TOTAL CONSUMER DISCRETIONARY		3,328,831
CONSUMER STAPLES - 3.4%
Food & Drug Retailing - 0.8%
Fred Meyer, Inc. 7.15% 3/1/03	1,000,000	1,003,081
Food Products - 0.9%
Kellogg Co. 5.5% 4/1/03	1,000,000	1,005,131
Tobacco - 1.7%
Philip Morris Companies, Inc. 7% 7/15/05	1,000,000	1,081,929
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	850,000	858,088
		1,940,017
TOTAL CONSUMER STAPLES		3,948,229
ENERGY - 0.3%
Energy Equipment & Services - 0.1%
Baker Hughes, Inc. 5.8% 2/15/03	200,000	200,176
Oil & Gas - 0.2%
Petroleos Mexicanos 6.5% 2/1/05 (a)	190,000	201,020
TOTAL ENERGY		401,196
FINANCIALS - 16.7%
Banks - 10.4%
Abbey National First Capital BV yankee 8.2% 10/15/04	1,000,000	1,097,114
Abbey National PLC 6.69% 10/17/05	300,000	329,177
Bank of Montreal 6.1% 9/15/05	125,000	134,374
Bank One Corp. 7.25% 8/15/04	395,000	424,360
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bayerische Landesbank Gironzentrale yankee 6.375% 10/15/05	$ 200,000	$ 216,866
Capital One Bank 6.375% 2/15/03	250,000	250,011
CIT Group, Inc. 5.625% 5/17/04	405,000	417,958
Crestar Finanical Corp. 8.75% 11/15/04	1,000,000	1,114,186
Den Danske Bank Group AS 6.55% 9/15/03 (a)	250,000	257,281
First National Boston Corp. 8% 9/15/04	325,000	349,761
First Security Corp. 7% 7/15/05	375,000	415,073
First Tennessee National Corp. 6.75% 11/15/05	200,000	217,372
First Union Corp. 7.7% 2/15/05	500,000	548,203
Fleet Financial Group, Inc. 7.125% 4/15/06	375,000	414,180
H.F. Ahmanson & Co. 7.875% 9/1/04	700,000	750,243
Korea Development Bank 7.375% 9/17/04	225,000	242,488
Merita Bank Ltd. yankee 6.5% 1/15/06	150,000	162,020
Midland Bank PLC yankee 8.625% 12/15/04	1,000,000	1,114,999
PNC Funding Corp. 7.75% 6/1/04	220,000	234,591
Society National Bank 7.25% 6/1/05	500,000	547,813
Sovran Financial Corp. 9.25% 6/15/06	125,000	148,079
St. George Bank Ltd. yankee 7.15% 10/15/05 (a)	500,000	545,315
Star Banc Corp. 5.875% 11/1/03	1,000,000	1,032,227
Swiss Bank Corp. 6.75% 7/15/05	500,000	542,161
U.S. Bank NA, Minnesota 5.25% 6/4/03	250,000	253,181
Wells Fargo & Co. 6.875% 4/15/03	160,000	161,695
		11,920,728
Diversified Financials - 4.5%
Amvescap PLC yankee 6.6% 5/15/05	50,000	53,787
Deutsche Telekom International Finance BV 8.25% 6/15/05	800,000	867,242
Ford Motor Credit Co.:
5.75% 2/23/04	250,000	255,065
6.7% 7/16/04	1,000,000	1,027,929
Goldman Sachs Group, Inc. 7.625% 8/17/05	1,000,000	1,121,288
Powergen US Funding LLC 4.5% 10/15/04	400,000	411,288
Sears Roebuck Acceptance Corp. 6% 3/20/03	265,000	265,072
Southwestern Bell Capital Corp. 7.13% 6/1/05	100,000	110,889
Sprint Capital Corp. 5.7% 11/15/03	765,000	761,175
Unilever Capital Corp. 6.75% 11/1/03	250,000	259,707
		5,133,442
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Insurance - 0.3%
Western National Corp. 7.125% 2/15/04	$ 351,000	$ 368,292
Real Estate - 1.5%
Cabot Industrial Property LP 7.125% 5/1/04	290,000	307,222
EOP Operating LP:
6.5% 1/15/04	1,200,000	1,239,746
7.375% 11/15/03	100,000	103,813
		1,650,781
TOTAL FINANCIALS		19,073,243
INDUSTRIALS - 2.7%
Aerospace & Defense - 0.5%
Raytheon Co. 6.5% 7/15/05	500,000	537,131
Road & Rail - 2.2%
Canadian National Railway Co. yankee 7% 3/15/04	300,000	314,763
Canadian Pacific Ltd. yankee 6.875% 4/15/03	1,000,000	1,009,373
Norfolk Southern Corp. 7.875% 2/15/04	400,000	425,083
Union Pacific Corp. 6.34% 11/25/03	750,000	774,630
		2,523,849
TOTAL INDUSTRIALS		3,060,980
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
GTE Corp. 9.1% 6/1/03	95,000	97,022
UTILITIES - 3.6%
Electric Utilities - 2.2%
Hydro-Quebec yankee 7.375% 2/1/03	1,500,000	1,500,000
Niagara Mohawk Power Corp. 7.375% 8/1/03	700,000	719,678
Philadelphia Electric Co. 6.625% 3/1/03	270,000	270,785
		2,490,463
Gas Utilities - 1.4%
Consolidated Natural Gas Co.:
5.75% 8/1/03	613,000	623,555
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Gas Utilities - continued
Consolidated Natural Gas Co.: - continued
7.375% 4/1/05	$ 500,000	$ 548,571
Williams Holdings of Delaware, Inc. 6.125% 12/1/03	500,000	452,500
		1,624,626
TOTAL UTILITIES		4,115,089
TOTAL NONCONVERTIBLE BONDS (Cost $32,817,805)		34,024,590
U.S. Government and Government Agency Obligations - 55.1%
U.S. Government Agency Obligations - 52.7%
Fannie Mae:
3.625% 4/15/04	8,030,000	8,238,965
5.125% 2/13/04	1,160,000	1,204,351
6% 12/15/05	320,000	352,764
7% 7/15/05	370,000	412,931
Federal Home Loan Bank:
5.125% 9/15/03	35,000,000	35,842,410
9.5% 2/25/04	150,000	162,667
Freddie Mac participation certificates:
3.25% 12/15/03	1,360,000	1,382,964
3.5% 9/15/03	8,000,000	8,110,960
6.375% 11/15/03	3,980,000	4,137,007
7% 7/15/05	485,000	541,398
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		60,386,417
U.S. Treasury Obligations - 2.4%
U.S. Treasury Bonds:
10.75% 5/15/03	1,200,000	1,231,687
11.75% 2/15/10	1,225,000	1,464,927
TOTAL U.S. TREASURY OBLIGATIONS		2,696,614
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $62,092,912)		63,083,031
Foreign Government and Government Agency Obligations - 4.1%
	Principal Amount	Value (Note 1)
Manitoba Province yankee 6.125% 1/19/04	$ 750,000	$ 782,825
Ontario Province 7% 8/4/05	215,000	238,673
Quebec Province yankee 8.8% 4/15/03	2,000,000	2,028,780
Saskatchewan Province yankee 8% 7/15/04	1,500,000	1,631,336
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,555,388)		4,681,614
Cash Equivalents - 9.6%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.35%, dated 1/31/03 due 2/3/03) (Cost $10,969,000)	$ 10,970,234	10,969,000
TOTAL INVESTMENT PORTFOLIO - 98.5% (Cost $110,435,105)		112,758,235
NET OTHER ASSETS - 1.5%		1,707,523
NET ASSETS - 100%		$ 114,465,758
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,003,616 or 0.9% of net assets.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.6%
Canada	6.7
United Kingdom	2.2
Others (individually less than 1%)	2.5
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $825,125 and $9,780,719, respectively.
Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $118,000 all of which will expire on July 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

		January 31, 2003 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $10,969,000) (cost $ 110,435,105) - See accompanying schedule		$ 112,758,235
Cash		615
Receivable for investments sold		52,902
Receivable for fund shares sold		16,000
Interest receivable		1,766,332
Redemption fees receivable		74
Receivable from investment adviser for expense reductions		10,069
Total assets		114,604,227

Liabilities
Payable for fund shares redeemed	$ 43,954
Distributions payable	18,944
Accrued management fee	41,653
Other payables and accrued expenses	33,918
Total liabilities		138,469

Net Assets		$ 114,465,758
Net Assets consist of:
Paid in capital		$ 112,758,106
Undistributed net investment income		38,000
Accumulated undistributed net realized gain (loss) on investments		(653,478)
Net unrealized appreciation (depreciation) on investments		2,323,130
Net Assets, for 11,989,583 shares outstanding		$ 114,465,758
Net Asset Value, offering price and redemption price per share ($114,465,758 ÷ 11,989,583 shares)		$ 9.55

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

		Six months ended January 31, 2003 (Unaudited)
Investment Income
Interest		$ 2,436,212
Security lending		1,927
Total income		2,438,139
Expenses
Management fee	$ 269,232
Transfer agent fees	79,505
Accounting and security lending fees	32,542
Non-interested trustees' compensation	244
Custodian fees and expenses	2,105
Registration fees	22,418
Audit	7,923
Legal	5,532
Miscellaneous	392
Total expenses before reductions	419,893
Expense reductions	(42,822)	377,071
Net investment income (loss)		2,061,068
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(230,965)
Change in net unrealized appreciation (depreciation) on investment securities		793,811
Net gain (loss)		562,846
Net increase (decrease) in net assets resulting from operations		$ 2,623,914

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended January 31, 2003 (Unaudited)	Year ended July 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,061,068	$ 5,031,435
Net realized gain (loss)	(230,965)	890,753
Change in net unrealized appreciation (depreciation)	793,811	(1,083,673)
Net increase (decrease) in net assets resulting from operations	2,623,914	4,838,515
Distributions to shareholders from net investment income	(1,992,097)	(5,063,320)
Share transactions Net proceeds from sales of shares	9,465,411	108,438,476
Reinvestment of distributions	1,868,175	4,661,995
Cost of shares redeemed	(26,795,233)	(93,999,173)
Net increase (decrease) in net assets resulting from share transactions	(15,461,647)	19,101,298
Redemption fees	6,291	36,549
Total increase (decrease) in net assets	(14,823,539)	18,913,042

Net Assets
Beginning of period	129,289,297	110,376,255
End of period (including undistributed net investment income of $38,000 and distributions in excess of net investment income of $30,971, respectively)	$ 114,465,758	$ 129,289,297
Other Information Shares
Sold	992,994	11,376,604
Issued in reinvestment of distributions	195,797	489,298
Redeemed	(2,811,348)	(9,889,845)
Net increase (decrease)	(1,622,557)	1,976,057

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

	Six months ended January 31, 2003	Years ended July 31,
	(Unaudited)	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 9.49	$ 9.06	$ 9.29	$ 9.75	$ 9.67
Income from Investment Operations
Net investment income (loss) D	.158	.417G	.585	.645	.677	.670
Net realized and unrealized gain (loss)	.044	.011E,G	.430	(.229)	(.404)	.078
Total from investment operations	.202	.428	1.015	.416	.273	.748
Distributions from net investment income	(.152)	(.421)	(.601)	(.648)	(.685)	(.670)
Distributions from net realized gain	-	-	-	-	(.043)	-
Distributions in excess of net realized gain	-	-	-	-	(.007)	-
Total distributions	(.152)	(.421)	(.601)	(.648)	(.735)	(.670)
Redemption fees added to paid in capitalD	-	.003	.016	.002	.002	.002
Net asset value, end of period	$ 9.55	$ 9.50	$ 9.49	$ 9.06	$ 9.29	$ 9.75
Total ReturnB,C	2.14%	4.62%	11.72%	4.70%	2.76%	8.00%
Ratios to Average Net AssetsF
Expenses before expense reductions	.67%A	.69%	.76%	1.01%	1.11%	1.34%
Expenses net of voluntary waivers, if any	.60%A	.60%	.40%	.35%	.35%	.35%
Expenses net of all reductions	.60%A	.60%	.40%	.35%	.35%	.35%
Net investment income (loss)	3.28%A	4.39%G	6.32%	7.10%	7.00%	6.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 114,466	$ 129,289	$ 110,376	$ 37,502	$ 23,717	$ 19,777
Portfolio turnover rate	2%A	107%	47%	31%	18%	67%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended January 31, 2003 (Unaudited)

1. Significant Accounting Policies.

Fidelity Target Timeline 2003 (the fund) is a fund of Fidelity Boston Street Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The target date for the fund is September 30, 2003. On this date, the fund will mature. The fund was closed to new accounts as of the close of business on the New York Stock Exchange on September 25, 2002. Current shareholders of the fund are able to continue to purchase shares in accounts existing after that date. The fund will be liquidated shortly after its targeted maturity date of September 30, 2003. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 2,181,502	|
Unrealized depreciation	(110,897)
Net unrealized appreciation (depreciation)	$ 2,070,605
Cost for federal income tax purposes	$ 110,687,630

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an

Semiannual Report

2. Operating Policies - continued

Restricted Securities - continued

acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .13% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Security Lending - continued

and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

6. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .60% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $42,778.

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $44.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income Fund

Floating Rate High Income Fund

Ginnie Mae Fund

Government Income Fund

High Income Fund

Inflation-Protected Bond Fund

Intermediate Bond Fund

Intermediate Government
Income Fund

Investment Grade Bond Fund

New Markets Income Fund

Real Estate Income

Short-Term Bond Fund

Spartan® Government Income Fund

Spartan Investment Grade Bond Fund

Strategic Income Fund

Target Timeline® 2003

Total Bond Fund

Ultra-Short Bond Fund

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